                                3,333,333 SHARES

                                  COMMON STOCK

                               ECHAPMAN.COM, INC.

                         WORLD TRADE CENTER - BALTIMORE

                        401 EAST PRATT STREET, 28TH FLOOR

                            BALTIMORE, MARYLAND 21202

                             UNDERWRITING AGREEMENT

                                 _________, 2000

The Chapman Co.
as Representative of the several Underwriters
  identified on Schedule I hereto
World Trade Center - Baltimore
401 East Pratt Street, 28th Floor
Baltimore, Maryland 21202

Ladies and Gentlemen:

         EChapman.com, Inc., a Maryland corporation (the "Company"), proposes, subject to the terms and conditions stated herein, to issue and sell to the underwriters named in Schedule I hereto (the "Underwriters") for which The Chapman Co. is acting as Representative (the "Representative") an aggregate of 3,333,333 shares (the "Firm Shares") of common stock, $0.001 par value per share (the "Common Stock"). The Company and a certain stockholder of the Company named in Schedule II hereto (the "Selling Stockholder"), each propose, subject to the terms and conditions stated herein, to sell to the Underwriters, for the sole purpose of covering over-allotments in connection with the sale of the Firm Shares, and at the option of the Underwriters, up to an additional 120,000 shares and 80,000 shares respectively, (collectively, the "Additional Shares"), of Common Stock. The Underwriters agree that to the extent the Underwriters exercise their option with respect to the Additional Shares, such option shall be exercised first with respect to the Additional Shares held by the Selling Stockholder. The Firm Shares and the Additional Shares are referred to herein collectively as the "Shares." The Shares are more fully described in the EChapman Registration Statement referred to below.

         On November 15, 1999, the Company entered into separate merger agreements (the "Merger Agreements") with Chapman Holdings, Inc. ("CHI"), Chapman Capital Management Holdings, Inc. ("CCMHI") and Chapman Insurance Holdings, Inc. ("CIHI"), whereby each of CHI, CCMHI and CIHI will merge with and into a separate wholly owned subsidiary of the Company (each a "Merger" and together the "Mergers"). As a result of the Mergers, the Company will become a holding company owning 100% of the outstanding capital stock of CHI, CCMHI and CIHI, which will own 100% of the capital stock of their respective subsidiaries, The Chapman Co., Chapman Capital Management, Inc.

The Chapman Co.
_________, 2000
Page 2


and Chapman Insurance Agency, Inc. CHI, CCMHI and CIHI are sometimes referred to herein individually as a "Chapman Entity" and collectively as the "Chapman Entities." Upon the closing and consummation of the Mergers, references in this Agreement to the Company shall be deemed to refer to the Company and its subsidiaries, the Chapman Entities, after giving effect to the Mergers.

SECTION 1. REPRESENTATIONS OF THE COMPANY

     The Company represents and warrants to the Underwriters that:

         (a) The Company has filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form SB-2 (Registration No. 333-90987), as amended by [Amendment Nos. 1 and 2 thereto], and related preliminary prospectuses, as amended, for the registration under the Securities Act of 1933, as amended (the "Securities Act"), of the sale of 3,533,283 shares (including the Additional Shares) of Common Stock, which registration statement, as so amended, has been declared effective by the Commission on the date hereof and copies of which have heretofore been delivered to the Underwriters. The registration statement, as amended at the time it became effective, including the exhibits and information (if any) deemed to be a part of the registration statement at the time of effectiveness pursuant to paragraph (b) of Rule 430A of the rules and regulations of the Commission under the Securities Act (the "Securities Act Regulations"), and any post-effective amendments thereto under Rule 462(d) through the Closing Date (as defined below) is hereinafter called the "eChapman Registration Statement." If the Company has filed or is required by the terms hereof to file a registration statement pursuant to Rule 462(b) under the Securities Act Regulations registering additional shares of Common Stock (a "Rule 462(b) Registration Statement"), then, and unless otherwise specified, any reference herein to the term "EChapman Registration Statement" shall be deemed to include such Rule 462(b) Registration Statement. Other than a Rule 462(b) Registration Statement, if any, which became effective upon filing, no other document with respect to the EChapman Registration Statement has heretofore been filed with the Commission (other than acceleration requests under Rule 461 under the Securities Act Regulations and prospectuses filed pursuant to Rule 424(b) of the Securities Act Regulations, each in the form heretofore delivered to the Underwriters). No stop order suspending the effectiveness of the EChapman Registration Statement (including any Rule 462(b) Registration Statement) has been issued and no proceeding for that purpose has been initiated or, to the Company's knowledge, threatened by the Commission, and any request on the part of the Commission for additional information has been complied with. The prospectus relating to the Shares, in the form in which it is to be filed with the Commission pursuant to Rule 424(b) of the Securities Act Regulations, is hereinafter referred to as the "Prospectus," except that, subject to Sections 5(a)

The Chapman Co.
_________, 2000
Page 3


and 5(b) below, if any revised prospectus or prospectus supplement shall be provided to the Underwriters by the Company for use in connection with the offering and sale of the Shares (the "Offering") which differs from the Prospectus (whether or not such revised prospectus or prospectus supplement is required to be filed by the Company pursuant to Rule 424(b) of the Securities Act Regulations), the term "Prospectus" shall refer to such revised prospectus or prospectus supplement, as the case may be, from and after the time it is first provided to the Underwriters for such use. Any preliminary prospectus or prospectus subject to completion related to the Offering included in the EChapman Registration Statement or filed by the Company with the Commission pursuant to Rule 424 under the Securities Act is hereafter called a "Preliminary Prospectus." All references in this Agreement to the EChapman Registration Statement, the Rule 462(b) Registration Statement, a Preliminary Prospectus and the Prospectus, or any amendments or supplements to any of the foregoing, shall be deemed to include any copy thereof filed with the Commission pursuant to the Commission's Electronic Data Gathering Analysis and Retrieval System ("EDGAR").

         (b) The Company has filed with the Commission a registration statement on Form S-4 (Registration No. 333-91251), as amended by Amendment Nos. 1 thereto, and related preliminary proxy statement/prospectus, as amended, for the registration under the Securities Act of the issuance of 5,709,204 shares of Common Stock (the "CHI Shares") to stockholders of CHI in the Merger of CHI with and into a wholly-owned subsidiary of the Company, which registration statement, as so amended, has been declared effective by the Commission and copies of which have heretofore been delivered to the Underwriters. The registration statement, as amended at the time it became effective, is hereinafter called the "CHI Registration Statement." No stop order suspending the effectiveness of the CHI Registration Statement has been issued and no proceeding for that purpose has been initiated or, to the Company's knowledge, threatened by the Commission, and any request on the part of the Commission for additional information has been complied with. The proxy statement/prospectus relating to the Shares is hereinafter referred to as the "CHI Proxy Statement/Prospectus." All references in this Agreement to the CHI Registration Statement and the CHI Proxy Statement/Prospectus, or any amendments or supplements to any of the foregoing, shall be deemed to include any copy thereof filed with the Commission pursuant to EDGAR.

         (c) The Company has filed with the Commission a registration statement on Form S-4 (Registration No. 333-91329), as amended by [Amendment Nos. 1 and 2 thereto], and related preliminary proxy statement/prospectus, as amended, for the registration under the Securities Act of the issuance of 7,485,640 shares of Common Stock (the "CCMHI Shares") to stockholders of CCMHI in the Merger of CCMHI with and into a wholly-owned subsidiary of the Company, which registration statement, as so amended, has

The Chapman Co.
_________, 2000
Page 4


been declared effective by the Commission and copies of which have heretofore been delivered to the Underwriters. The registration statement, as amended at the time it became effective, is hereinafter called the "CCMHI Registration Statement." No stop order suspending the effectiveness of the CCMHI Registration Statement has been issued and no proceeding for that purpose has been initiated or, to the Company's knowledge, threatened by the Commission, and any request on the part of the Commission for additional information has been complied with. The proxy statement/prospectus relating to the Shares is hereinafter referred to as the "CCMHI Proxy Statement/Prospectus." All references in this Agreement to the CCMHI Registration Statement and the CCMHI Proxy Statement/Prospectus, or any amendments or supplements to any of the foregoing, shall be deemed to include any copy thereof filed with the Commission pursuant to EDGAR. The EChapman Registration Statement, the CHI Registration Statement and the CCMHI Registration Statement are collectively referred to herein as the "Chapman Registration Statements."

         (d) the Company has an authorized capitalization as set forth in the Prospectus under the caption "Capitalization"; the outstanding shares of capital stock of the Company and each of the Chapman Entities have been duly and validly authorized and issued and are fully paid and non-assessable; except as disclosed in the Prospectus, the CHI Proxy Statement/Prospectus or the CCMHI Proxy Statement/Prospectus, as the case may be, there are no outstanding (i) securities or obligations of the Company or such other Chapman Entity convertible into or exchangeable for any capital stock of the Company or such other Chapman Entity, as the case may be, (ii) warrants, rights or options to subscribe for or purchase from the Company or such other Chapman Entity, as the case may be, any capital stock or any convertible or exchangeable securities or obligations, or (iii) obligations of the Company or such other Chapman Entity to issue any shares of capital stock, any convertible or exchangeable securities or obligations, or any such warrants, rights or options;

         (e) the Company and each of the Chapman Entities has been duly incorporated and is validly existing as a corporation in good standing under the laws of its respective jurisdiction of incorporation with full corporate power and authority to own its respective properties and to conduct its respective business as described in the EChapman Registration Statement and the Prospectus;

         (f) the Company and each of the Chapman Entities is duly qualified or licensed by each jurisdiction in which it conducts its respective business and in which the failure, individually or in the aggregate, to be so qualified or licensed could reasonably be expected to have a material adverse effect on the assets, operations, business, prospects or condition (financial or otherwise) of the Company or any such Chapman Entity, and the Company and each of the Chapman Entities is duly qualified, and is in good standing, in each jurisdiction in

The Chapman Co.
_________, 2000
Page 5


which it owns or leases real property or maintains an office and in which such qualification is necessary, except where, individually or in the aggregate, the failure to be so qualified and in good standing would not have a material adverse effect on the assets, operations, business, prospects or condition (financial or otherwise) of the Company or any such Chapman Entity; except as disclosed in the Prospectus, none of the Chapman Entities is prohibited or restricted, directly or indirectly, from (i) paying dividends to the Company,
(ii) making any other distribution with respect to its capital stock, (iii) repaying the Company for any loans or advances made to it by the Company or (iv) from transferring their property or assets to the Company;

         (g) the Company and each of the Chapman Entities is in compliance with all applicable federal, state, local and foreign laws, rules and regulations, including, without limitation, the Securities Act, the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the Investment Company Act of 1940, as amended (the "Investment Company Act"), the Investment Advisers Act of 1940, as amended, and the regulations promulgated thereunder (collectively, the "Securities Laws"), orders, decrees and judgments, including those relating to transactions with affiliates, except where, in the aggregate, the failure to be in compliance therewith would not materially and adversely affect (a) the assets, operations, business, prospects or condition (financial or otherwise) of the Company and any such Chapman Entity or (b) the ability of the Company and its subsidiaries, subsequent to the consummation of the Mergers, to conduct their businesses as described in the Prospectus;

         (h) neither the Company nor any of the Chapman Entities is in breach of, or in default under, nor has any event occurred which with giving of notice, lapse of time, or both would constitute a breach of, or default under, its respective articles of incorporation or charter or bylaws or in the performance or observance of any obligation, agreement, covenant or condition contained in any license, indenture, mortgage, deed of trust, loan or credit agreement or other agreement or instrument to which the Company or any of the Chapman Entities is a party or by which any of them or their respective properties is bound, except for such breaches or defaults which, individually or in the aggregate, would not have a material adverse effect on the assets, operations, business, prospects or condition (financial or otherwise) of the Company or any such Chapman Entity; and the execution, delivery and performance of this Agreement, the Qualified Independent Underwriters Agreement (the "QIU Agreement"), by and between the Company and Ferris, Baker Watts, Incorporated (the "QIU"), and the Merger Agreements, and consummation of the transactions contemplated hereby and thereby will not result in the creation or imposition of any lien, charge, claim or encumbrance upon any property or asset of the Company or any of the Chapman Entities, or conflict with, or result in any breach of, or constitute a default under, or constitute an event which with giving of notice, lapse of time, or both would constitute a breach of, or default

The Chapman Co.
_________, 2000
Page 6


under, (i) any provision of the articles of incorporation or charter or by-laws of the Company or any of the Chapman Entities, or (ii) any provision of any license, indenture, mortgage, deed of trust, loan or credit agreement or other agreement or instrument to which the Company or any of the Chapman Entities is a party or by which any of them or their respective properties may be bound or affected, or (iii) any federal, state, local or foreign law, regulation or rule, including, without limitation, the Securities Laws, or any decree, judgment or order applicable to the Company or any of the Chapman Entities, except in the case of clauses (ii) and (iii) for such breaches or defaults that, individually or in the aggregate, would not materially and adversely affect (a) the assets, operations, business, prospects or condition (financial or otherwise) of the Company or any of the Chapman Entities or (b) the ability of the Company and its subsidiaries, subsequent to the consummation of the Mergers, to conduct their respective businesses as described in the Prospectus;

         (i) this Agreement has been duly authorized, executed and delivered by the Company and is a legal, valid and binding agreement of the Company enforceable against the Company in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally, and by general principles of equity, and except to the extent that the indemnification and contribution provisions of
Section 11 hereof may be limited by federal or state securities laws and public policy considerations in respect thereof;

         (j) no approval, authorization, consent or order of or filing with any federal, state or local governmental or regulatory commission, board, body, authority or agency is required in connection with the execution, delivery and performance of this Agreement, the QIU Agreement and the Merger Agreements, the consummation of the transactions contemplated hereby and thereby, or the sale and delivery of the Shares by the Company as contemplated hereby other than (i) such as have been obtained, or will have been obtained at each Closing Date under the Securities Act and the Exchange Act, (ii) such approvals as have been obtained or will have been obtained by the Closing Date in connection with the approval of the quotation of the Shares on the Nasdaq National Market and (iii) any necessary qualification under the securities or blue sky laws of the various jurisdictions in which the Shares, the CHI Shares and the CCMHI Shares are being offered;

         (k) the Company and each Chapman Entity has all necessary licenses, authorizations, consents and approvals and has made all necessary filings required under any federal, state, local and foreign law, regulation and rule, including, without limitation, the Securities Laws, and has obtained all necessary authorizations, consents and approvals from other persons, required in order to conduct their respective businesses as described in the Prospectus, except to the extent that any failure to have any such licenses, authorizations,

The Chapman Co.
_________, 2000
Page 7


consents or approvals, to make any such filings or to obtain any such authorizations, consents or approvals would not materially and adversely affect
(a) the assets, operations, business prospects or condition (financial or otherwise) of the Company or any of the Chapman Entities or (b) the ability of the Company and its subsidiaries, subsequent to the consummation of the Mergers, to conduct their respective businesses as described in the Prospectus; neither the Company nor any of the Chapman Entities is in violation of, in default under, or has received any notice regarding a possible violation, default or revocation of any such license, authorization, consent or approval applicable to the Company or any of the Chapman Entities, and no such license, authorization, consent or approval contains a materially burdensome restriction that is not adequately disclosed in the Registration Statement and the Prospectus;

         (l) the Preliminary Prospectus and the EChapman Registration Statement comply and the Prospectus and any further amendments or supplements thereto will, when they have become effective or are filed with the Commission, as the case may be, comply in all material respects with the Securities Act Regulations; the EChapman Registration Statement did not, and any amendment thereto will not, in each case as of the applicable effective date, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and the Preliminary Prospectus does not, and the Prospectus or any amendment or supplement thereto will not, as of the applicable filing date and at the Closing Date contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; PROVIDED, HOWEVER, that the Company makes no warranty or representation with respect to any statement contained in the EChapman Registration Statement or the Prospectus in reliance upon and in conformity with the information concerning the Underwriters and furnished in writing by or on behalf of the Underwriters to the Company expressly for use in the EChapman Registration Statement or the Prospectus (that information being limited to that described in Section 10(e) hereof);

         (m) the CHI Proxy Statement/Prospectus and the CHI Registration Statement comply in all material respects with the requirements of the Securities Act, the Securities Act Regulations and the proxy rules promulgated under the Exchange Act (the "Proxy Rules"); the CHI Registration Statement did not, and any amendment thereto will not, in each case as of the applicable effective date, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and the CHI Proxy Statement/Prospectus or any amendment or supplement thereto will not, as of the applicable filing date and at the Closing Date contain

The Chapman Co.
_________, 2000
Page 8


an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

         (n) the CCMHI Proxy Statement/Prospectus and the CCMHI Registration Statement comply in all material respects with the requirements of the Securities Act, the Securities Act Regulations and Proxy Rules; the CCMHI Registration Statement did not, and any amendment thereto will not, in each case as of the applicable effective date, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and the CCMHI Proxy Statement/Prospectus or any amendment or supplement thereto will not, as of the applicable filing date and at the Closing Date contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

         (o) all legal or governmental proceedings, contracts or documents of a character required to be filed as exhibits to the Chapman Registration Statements or to be summarized or described in the Prospectus, the CHI Proxy Statement/Prospectus or the CCMHI Proxy Statement/Prospectus have been so filed, summarized or described as required and any such summaries or descriptions present fairly the information required to be shown;

         (p) there are no actions, suits, proceedings, inquiries or investigations pending or, to the Company's knowledge, threatened against the Company or the Chapman Entities or any of their respective officers or directors or to which the properties, assets or rights of any such entity are subject, at law or in equity, before or by any federal, state, local or foreign court, governmental or regulatory commission, board, body, authority, arbitration panel or agency which, individually or in the aggregate, could result in a judgment, decree, award or order materially and adversely affecting (a) the assets, operations, business prospects or condition (financial or otherwise) of the Company or any of the Chapman Entities or (b) the ability of the Company and its subsidiaries, subsequent to the consummation of the Mergers, to conduct their respective businesses as described in the Prospectus;

         (q) the financial statements, including the notes thereto, included in the Registration Statement and the Prospectus present fairly the respective consolidated financial position of the Company, CHI and CCMHI as of the dates indicated and the consolidated results of operations and changes in stockholders' equity and cash flows of the Company, CHI and CCMHI for the periods specified; such financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis

The Chapman Co.
_________, 2000
Page 9


during the periods involved (except as indicated in the notes thereto); the financial statement schedules included in the EChapman Registration Statement and the amounts in the Prospectus under the captions "Prospectus Summary - Consolidated Summary Financial Data," "Capitalization," "Dilution," "Selected Historical and Pro Forma Financial Data" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" fairly present the information shown therein and have been compiled on a basis consistent with the financial statements included in the EChapman Registration Statement and the Prospectus;

         (r) Arthur Andersen LLP, whose reports on the consolidated financial statements of CHI and CCMHI are filed with the Commission as part of the EChapman Registration Statement and Prospectus, are and were during the periods covered by their reports independent public accountants as required by the Securities Act and the Securities Act Regulations;

         (s) subsequent to the respective dates as of which information is given in the EChapman Registration Statement and the Prospectus, and except as may be otherwise stated in the EChapman Registration Statement or the Prospectus, there has not been (i) any material adverse change, in the assets, liabilities, capital, operations, business or condition (financial or otherwise), present or prospective, of the Company or any of the Chapman Entities, whether or not arising in the ordinary course of business, (ii) any transaction, which is material to the Company or any of the Chapman Entities contemplated or entered into by the Company or any of the Chapman Entities, (iii) any obligation, contingent or otherwise, directly or indirectly incurred by the Company or any of the Chapman Entities, which is material to the Company or any of the Chapman Entities or (iv) any dividend or distribution of any kind declared, paid or made by the Company or any of the Chapman Entities on any class of capital stock;

         (t) the Company is not, and upon the sale of the Shares as herein contemplated will not be, an investment company, which is required to register under the Investment Company Act;

         (u) the Shares will conform in all material respects to the description thereof contained in the Registration Statement and the Prospectus;

         (v) except as disclosed in the Prospectus, there are no persons with registration or other similar rights to have any equity securities registered pursuant to the Registration Statement or otherwise registered by the Company under the Securities Act;

         (w) the Shares have been duly authorized and, when the Shares have been issued and duly delivered against payment therefor as contemplated by

The Chapman Co.
_________, 2000
Page 10


this Agreement and the Prospectus, the Shares will be validly issued, fully paid and nonassessable, free and clear of any pledge, lien, encumbrance, security interest, mortgage or other claim whatsoever, and the issuance and sale of the Shares by the Company is not subject to preemptive or other similar rights arising by operation of law, under the articles of incorporation or bylaws of the Company, under any agreement to which the Company or any of the Chapman Entities is a party, or otherwise;

         (x) other than any stabilization activities conducted by the Underwriters in accordance with Rule 104 of Regulation M promulgated under the Exchange Act, the Company has not taken, and will not take, directly or indirectly, any action which is designed to or which has constituted or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares;

         (y) in connection with the Offering, the Company has not offered and will not offer its Common Stock or any other securities convertible into or exchangeable or exercisable for Common Stock in a manner in violation of the Securities Act;

         (z) except as disclosed in the Prospectus, the Company has not incurred any liability for any finder's fees or similar payments in connection with the transactions herein contemplated;

         (aa) The Company, and each of the Chapman Entities and their predecessors have filed all necessary federal, state and foreign income and franchise tax returns that they were required to file and have paid all taxes shown as due thereon (including, but not limited to, all penalties, interest and other additions thereto), except for failures to file or pay which would not, individually or in the aggregate, have a material adverse effect on the assets, operations, business, prospects or condition (financial or otherwise) of the Company or any of the Chapman Entities or materially and adversely affect the ability of the Company and its subsidiaries, subsequent to the consummation of the Mergers, to conduct their respective businesses as described in the Prospectus. All such tax returns were correct and complete in all material respects. All tax liabilities are adequately provided for on the books of the Company and each of the Chapman Entities, except to such extent as would not, individually or in the aggregate, have a material adverse affect on the assets, operations, business, prospects or condition (financial or otherwise) of the Company and the Chapman Entities or materially and adversely affect the ability of the Company and its subsidiaries, subsequent to the consummation of the Mergers, to conduct their respective businesses as described in the Prospectus. The Company, the Chapman Entities and their predecessors have made all necessary payroll and employment tax payments and are current and

The Chapman Co.
_________, 2000
Page 11


up-to-date with respect to such tax payments as of the date of this Agreement, except where failure to make any such payment would not, individually or in the aggregate, have a material adverse affect on the assets, operations, business, prospects or condition (financial or otherwise) of the Company or any of the Chapman Entities or materially and adversely affect the ability of the Company and its subsidiaries, subsequent to the Mergers, to conduct their respective businesses as described in the Prospectus. The Company has no knowledge of any tax proceedings or other action pending or threatened against the Company or any of the Chapman Entities which, individually or in the aggregate, could have a material adverse affect on the assets, operations, business, prospects or condition (financial or otherwise) of the Company or any of the Chapman Entities.

         (bb) The Company and each of the Chapman Entities maintain insurance covering its respective properties, operations, personnel and businesses with institutions it believes to be financially responsible. Such insurance insures against such losses and risks as are adequate in accordance with customary industry practice to protect the Company, each of the Chapman Entities and their respective businesses. None of the Company or any of the Chapman Entities has received notice from any insurer or agent of such insurer that substantial capital improvements or other expenditures will have to be made in order to continue such insurance. All such insurance is outstanding and duly in force on the date hereof, subject only to changes made in the ordinary course of business, consistent with past practice, which do not, either individually or in the aggregate, materially alter the coverage thereunder or the risks covered thereby. None of the Company, or any of the Chapman Entities has any reason to believe that it will not be able (a) to renew its existing insurance coverage as and when such policies expire or (b) to obtain comparable coverage from similar institutions as may be necessary or appropriate to conduct its business as now conducted or as presently contemplated and at a reasonable cost.

         (cc) The Company and any "employee benefit plan" (as defined under ERISA) established or maintained by the Company or its "ERISA Affiliates" (as defined below) are in compliance in all material respects with ERISA. "ERISA Affiliate" means, with respect to the Company and assuming that the Mergers have occurred, any member of any group organizations described in Sections 414(b),
(c), (m) or (o) of the Internal Revenue Code of 1986, as amended, and the regulations and published interpretations thereunder (the "Code") of which the Company is a member. The Company does not have, nor has it ever had, any "employee benefit plan" subject to Title IV of ERISA. Neither the Company nor any of its ERISA Affiliates has incurred or expects to incur any liability under Sections 4975 or 4980B of the Code which, individually or in the aggregate, could be reasonably expected to have a material adverse effect on the assets, operations, business, prospects or condition (financial or otherwise) of the

The Chapman Co.
_________, 2000
Page 12


Company or any of the Chapman Entities. Each "employee benefit plan" established or maintained by the Company or any of its ERISA Affiliates that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects and nothing has occurred, whether by action or failure to act, which could reasonably be expected to cause the loss of such qualification.

         (dd) The computer systems of the Company and each of the Chapman Entities and their respective subsidiaries (including all software, hardware, workstations and related components, automated devices, embedded chips and other date sensitive equipment) are Year 2000 Ready or will be Year 2000 Ready by December 31, 1999 other than any failure to be Year 2000 Ready that could not reasonably have a material adverse effect on the Company or the Chapman Entities. "Year 2000 Ready" means that the computer systems: (i) are capable of recognizing, processing, managing, representing, interpreting and manipulating correctly date-related data for dates earlier and later than January 1, 2000, including calculating, comparing, sorting, storing, tagging and sequencing, without resulting in or causing logical or mathematical errors or inconsistencies in any user-interface functionalities or otherwise, including data input and retrieval, data storage, data fields, calculations, reports, processing or any other input or output; (ii) have the ability to provide date recognition for any data element without limitation (including date-related data represented without a century designation, date-related data whose year is represented by only two digits and date fields assigned special values); (iii) have the ability to function automatically into and beyond the year 2000 without human intervention and without any change in operations associated with the advent of the year 2000; (iv) have the ability to interpret data, dates and time correctly into and beyond the year 2000; (v) have the ability not to produce noncompliance in existing information, nor otherwise corrupt such data into and beyond the year 2000; (vi) have the ability to process correctly after January 1, 2000 data containing dates before that date; and (vii) have the ability to recognize all "leap years," including February 29, 2000.

         (ee) any certificate signed by any officer of the Company delivered to the Underwriters or to counsel for the Underwriters pursuant to or in connection with this Agreement shall be deemed a representation and warranty by the Company to each of the Underwriters and its counsel as to the matters covered thereby; and

         (ff) the form of certificate used to evidence the Common Stock complies in all material respects with all applicable statutory requirements, with any applicable requirements of the articles of incorporation and by-laws of the Company, and with the requirements of the Nasdaq National Market.

The Chapman Co.
_________, 2000
Page 13


SECTION 2. REPRESENTATIONS AND WARRANTIES OF THE SELLING STOCKHOLDER

     The Selling Stockholder represents and warrants to the Underwriters that:

         (a) The Selling Stockholder is the lawful owner of the Shares to be sold by such Selling Stockholder pursuant to this Agreement and has good, valid and marketable title to the Shares to be sold by it pursuant to this Agreement, free and clear of all liens, encumbrances, adverse claims, security interests, restrictions on transfer, stockholders' agreements, voting trusts, options and other defects in title whatsoever, with full power to deliver such Shares hereunder, and, upon the delivery of and payment for such Shares as herein contemplated, the Underwriters will receive good, valid and marketable title to the Shares purchased by it from the Selling Stockholder, free and clear of all liens, encumbrances, adverse claims, security interests, restrictions on transfer, stockholders' agreements, voting trusts, options and other defects in title whatsoever created by or relating to the Selling Stockholder.

         (b) The Selling Stockholder has, and will have at the time of delivery of the Shares to be sold by it, full legal right, power, authority and capacity, and, except as required under the Securities Act and state securities and Blue Sky laws, all necessary consents, approvals, authorizations, orders, registrations, filings, qualifications, licenses and permits of and from all public, regulatory or governmental agencies and bodies, as are required for the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby, including the sale, assignment, transfer and delivery of the Shares to be sold, assigned, transferred and delivered by the Selling Stockholder hereunder.

         (c) This Agreement has been duly and validly authorized, executed and delivered by the Selling Stockholder and is the valid and binding obligation of the Selling Stockholder, enforceable against the Selling Stockholder in accordance with its terms.

         (d) The execution, delivery and performance of this Agreement by or on behalf of the Selling Stockholder, the offering and sale of the Shares being sold by the Selling Stockholder hereunder and the consummation of the transactions contemplated hereby will not violate, conflict with or constitute a breach of any of the terms and provisions of, or constitute a default (or an event which with notice or lapse of time, or both, would constitute a default) or require consent under, or result in the creation or imposition of any lien, charge or encumbrance upon any properties or assets of the Selling Stockholder, or result in an acceleration of any indebtedness of the Selling Stockholder, pursuant to (i) any bond, debenture, note, indenture, mortgage, deed of trust, contract or other agreement or instrument to which the Selling Stockholder is a party or by which his properties or assets are or may be bound, (iii) any statute, rule or

The Chapman Co.
_________, 2000
Page 14


regulation applicable to the Selling Stockholder or any of his properties or assets or (iv) any judgment, order or decree of any court or governmental agency or authority having jurisdiction over the Selling Stockholder or any of his properties or assets. No consent, approval, authorization, order, registration, filing, qualification, license or permit of or with (i) any court or any governmental agency or authority having jurisdiction over the Selling Stockholder or any of his properties or assets or (ii) any other person is required for (A) the execution, delivery and performance by the Selling Stockholder of this Agreement, (B) the sale and delivery of the Shares to be sold and delivered by the Selling Stockholder hereunder and the consummation of the transactions contemplated hereby, except such as have been obtained under the Securities Act and such consents, approvals, authorizations, orders, registrations, filings, qualifications, licenses and permits as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the Underwriters.

         (e) The Selling Stockholder has not directly or indirectly (i) taken (other than through the actions, if any, of the Underwriters) any action designed to, or that might reasonably be expected to, cause or result in or which constitutes or which might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares or (ii) since the filing of the Preliminary Prospectus (A) sold, bid for, purchased or paid any person any compensation for soliciting purchases of, shares of Common Stock or (B) paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Company.

         (f) The Selling Stockholder (i) does not directly or indirectly have any preemptive right, co-sale right or right of first refusal or other similar right to purchase any of the Shares that are to be sold by the Underwriters pursuant to this Agreement, and (ii) does not directly or indirectly own any warrants, options or similar rights to acquire, and does not directly or indirectly have any right or arrangement to acquire, any capital stock, rights, warrants, options or other securities from the Company.

         (g) The Selling Stockholder does not directly or indirectly possess any registration rights with respect to any securities of the Company.

         (h) The information in the Registration Statement under the caption "Principal and Selling Stockholders" which specifically relates to the Selling Stockholder does not, and will not on the Closing Date, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

The Chapman Co.
_________, 2000
Page 15


         (i) If there is any change in the information referred to in Section 2(h) from the first business day after the date of this Agreement and from time to time thereafter for such period as in the opinion of counsel for the Underwriters a prospectus is required by law to be delivered in connection with sales by an underwriter or a dealer, the Selling Stockholder will immediately notify you of such change.

         (j) In order to document the Underwriters' compliance with the reporting and withholding provisions of the Code with respect to the transactions herein contemplated, the Selling Stockholder will deliver to you prior to or on the Closing Date a properly completed and executed United States Treasury Department Form W-9 (or other applicable form or statement specified by Treasury Department regulations in lieu thereof).

         (k) Each certificate signed by the Selling Stockholder and delivered to the Underwriters or counsel for the Underwriters pursuant to this Agreement shall be deemed to be a representation and warranty by the Selling Stockholder to the Underwriters as to the matters covered thereby.

         The Selling Stockholder acknowledges that the Underwriters and, for purposes of the opinion to be delivered to the Underwriters pursuant to Section 9(a) hereof, counsel to the Company will rely upon the accuracy and truth of the foregoing representations and hereby consents to such reliance.

SECTION 3. PURCHASE, SALE AND DELIVERY OF THE SHARES

         (a) On the basis of the representations, warranties, covenants and agreements herein contained, but subject to the terms and conditions herein set forth, (i) the Company agrees to sell 3,333,333 of the Firm Shares to each of the Underwriters, (ii) the Underwriters severally and not jointly agree to purchase from the Company, at a purchase price per share of $_______, the number of Firm Shares set forth opposite the name of such Underwriter on Schedule I hereto.

         (b) Payment of the purchase price for, and delivery of certificates for, the Shares shall be made at the office of Venable, Baetjer & Howard, LLP, 2 Hopkins Plaza, Baltimore, Maryland 21201, or at such other place as shall be agreed upon by you, as Representative, and the Company, at 10:00 A.M. on the third or fourth business day (as permitted by Rule 15c6-1 under the Exchange
Act) following the date of the effectiveness of the Registration Statement (or, if the Company has elected to rely upon Rule 430A of the Securities Act Regulations, the third or fourth business day (as permitted by Rule 15c6-1 under the Exchange Act) after the determination of the initial public offering price of the Shares), or such other time not later than ten business days after such date as shall be agreed upon by you, as Representative, and the Company (such time and date of payment and delivery being herein called the "Closing Date").

The Chapman Co.
_________, 2000
Page 16


Payment shall be made to the Company and the Selling Stockholder by wire transfer in same day funds, against delivery to you for the account of the Underwriters of certificates for the Shares. Certificates for the Shares shall be registered in such name or names and in such authorized denominations as you may request in writing at least two full business days prior to the Closing Date. The Company will permit you to examine and package such certificates for delivery at least one full business day prior to the Closing Date.

         (c) In addition, the Company hereby grants the Underwriters the option to purchase up to 120,000 Additional Shares and the Selling Stockholder hereby grants to the Underwriters the option to purchase up to 80,000 Additional Shares at the same purchase price per share to be paid by the Underwriters to the Company for the Firm Shares as set forth in Section 3(a) hereof, for the sole purpose of covering over-allotments, if any, in the sale of Firm Shares by the Underwriters. This option may be exercised at any time, in whole or in part, on or before the thirtieth day following the date of the Prospectus, by written notice to the Company and Selling Stockholder from the Underwriters and shall, if exercised in part, be exercised as to the Additional Shares held by the Selling Stockholder first. Such notice shall set forth the aggregate number of Additional Shares as to which the option is being exercised and the date and time, as reasonably determined by the Underwriters, when the Additional Shares are to be delivered (such date and time being herein sometimes referred to as the "Additional Closing Date"); PROVIDED, HOWEVER, that the Additional Closing Date shall not be earlier than the Closing Date or, if thereafter, earlier than the second full business day after the date on which the option shall have been exercised nor later than the fourth full business day after the date on which the option shall have been exercised. Certificates for the Additional Shares shall be registered in such name or names and in such authorized denominations as you may request in writing at least two full business days prior to the Additional Closing Date. The Company will permit you to examine and package such certificates for delivery at least one full business day prior to the Additional Closing Date.

         Payment for the Additional Shares shall be made by wire transfer in same day funds to the Company and the Selling Stockholder, as applicable. The Additional Closing shall be held at the offices of Venable, Baetjer & Howard, LLP, 2 Hopkins Plaza, Baltimore, Maryland 21201 on the Additional Closing Date, or such other location as may be agreed upon between you, the Company and the Selling Stockholder as applicable, upon delivery of the certificates for the Additional Shares to you for the respective accounts of the Underwriters.

SECTION 4. OFFERING

         Upon your authorization of the release of the Firm Shares, the Underwriters proposes to offer the Firm Shares for sale to the public upon the terms set forth in the Prospectus.

The Chapman Co.
_________, 2000
Page 17


SECTION 5. CERTAIN COVENANTS OF THE COMPANY

         (a) If the EChapman Registration Statement has not yet been declared effective on the date of this Agreement, the Company will use its best efforts to cause the EChapman Registration Statement and any amendments thereto to become effective as promptly as possible, and if Rule 430A is used or the filing of the Prospectus is otherwise required under Rule 424(b) or Rule 434, the Company will file the Prospectus (properly completed if Rule 430A has been used) pursuant to Rule 424(b) or Rule 434 within the prescribed time period and will provide evidence satisfactory to you of such timely filing. If the Company elects to rely on Rule 434, the Company will prepare and file a term sheet that complies with the requirements of Rule 434.

         The Company will notify you, as Representative, immediately (and, if requested by you, will confirm such notice in writing) (i) when the EChapman Registration Statement and any amendments thereto become effective, (ii) of any request by the Commission for any amendment of or supplement to the EChapman Registration Statement or the Prospectus or for any additional information,
(iii) of the mailing or the delivery to the Commission for filing of any amendment of or supplement to the EChapman Registration Statement or the Prospectus, (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the EChapman Registration Statement or any post-effective amendments thereto or of the initiation, or the threatening, of any proceedings therefor, (v) of the receipt of any comments from the Commission and (vi) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for that purpose. If the Commission shall propose or enter a stop order at any time, the Company will use its best efforts to prevent the issuance of any such stop order and, if issued, to obtain the lifting of such order as soon as possible. The Company will not file any amendment to the EChapman Registration Statement or any amendment of or supplement to the Prospectus (including the prospectus required to be filed pursuant to Rule 424(b) or Rule 434) or any amendment of or supplement to any Preliminary Prospectus that differs from the prospectus on file at the time of the effectiveness of the EChapman Registration Statement before or after the effective date of the EChapman Registration Statement to which you shall reasonably object in writing after being timely furnished in advance a copy thereof.

         (b) If at any time when a prospectus relating to the Shares is required to be delivered under the Securities Act any event shall have occurred as a result of which any Preliminary Prospectus as then amended or supplemented or the Prospectus as then amended or supplemented would, in the judgment of the Underwriters or the Company include an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to

The Chapman Co.
_________, 2000
Page 18


make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it shall be necessary at any time to amend or supplement any Preliminary Prospectus, the Prospectus or the Chapman Registration Statements to comply with the Securities Act or the Securities Act Regulations, the Company will notify you promptly and prepare and file with the Commission an appropriate amendment or supplement (in form and substance reasonably satisfactory to you) which will correct such statement or omission and will use its best efforts to have any amendment to the Registration Statement declared effective as soon as possible.

         (c) The Company will promptly deliver to you two signed copies of the EChapman Registration Statement, including exhibits and all amendments thereto, and the Company will promptly deliver to each of the Underwriters such number of copies of any preliminary prospectus, the Prospectus, the EChapman Registration Statement, and all amendments of and supplements to such documents, if any, as they may reasonably request.

         (d) The Company will endeavor in good faith, in cooperation with you, at or prior to the time of effectiveness of the EChapman Registration Statement, to qualify the Shares for offering and sale under the securities laws relating to the offering or sale of the Shares of such jurisdictions as you, as Representative, may designate and to maintain such qualification in effect for so long as required for the distribution thereof; except that in no event shall the Company be obligated in connection therewith to qualify as a foreign corporation or to execute a general consent to service of process.

         (e) The Company will make generally available (within the meaning of Section 11(a) of the Securities Act) to its security holders and to you as soon as practicable, but not later than 45 days after the end of its fiscal quarter in which the first anniversary date of the effective date of the EChapman Registration Statement occurs, an earnings statement (in form complying with the provisions of Rule 158 of the Securities Act Regulations) covering a period of at least twelve consecutive months beginning after the effective date of the Registration Statement.

         (f) Except for the sale of the Additional Shares by the Selling Stockholder pursuant to the terms of this Agreement, and the issuance of the CHI Shares and the CCMHI Shares in Mergers pursuant to the CHI Registration Statement and the CCMHI Registration Statement, during the period of 180 days from the date hereof, the Company and the Selling Stockholder will not, directly or indirectly, to issue, sell, offer or agree to sell, grant any option for the sale of, pledge, make any short sale or maintain any short position, establish or maintain a "put equivalent position" (within the meaning of Rule 16a1(h) under the Exchange Act), enter into any swap, derivative transaction or other arrangement that transfers to another, in whole or in part, any of the economic

The Chapman Co.
_________, 2000
Page 19


consequences of ownership of the Common Stock (whether any such transaction is to be settled by delivery of Common Stock, other securities, cash or other consideration) or otherwise dispose of, any Common Stock (or any securities convertible into, exercisable for or exchangeable for Common Stock) or any interest therein or announce any intention to do any of the foregoing without the prior written consent of the Underwriters provided that the Company may, without such consent, (i) grant options or other awards pursuant to the Company's employee stock option plans, (ii) issue Common Stock upon the exercise of outstanding options or warrants to purchase shares of Common Stock (iii) issue Common Stock as consideration for acquisitions provided that prior to the issuance thereof, the recipient thereof agrees in writing to be bound by the same restrictions applicable to the Company for the remaining balance of such 180 day period or (iv) engage in market making activities in the ordinary course of its brokerage subsidiary's business.

         (g) During a period of three years from the effective date of the EChapman Registration Statement, the Company will furnish or make available to you copies of (i) all reports to its stockholders and (ii) all reports, financial statements and proxy or information statements filed by the Company with the Commission, the Nasdaq National Market or any national securities exchange.

         (h) The Company will apply its net proceeds from the sale of the Shares as set forth under the caption "Use of Proceeds" in the Prospectus.

         (i) The Company will use its best efforts to cause the Shares to be listed on the Nasdaq National Market.

         (j) The Company will report the use of its net proceeds from the Offering to the extent required pursuant to Rule 463 of the Securities Act Regulations.

         (k) If the Company elects to rely upon Rule 462(b) of the Securities Act Regulations, the Rule 462(b) Registration Statement shall have become effective by 10:00 p.m., Baltimore time, on the date of this Agreement, no stop order suspending the effectiveness of the EChapman Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission, and all requests for additional information on the part of the Commission shall have been complied with to the Representative's reasonable satisfaction.

         (l) The Company, during the period when the Prospectus is required to be delivered under the Securities Act or the Exchange Act, shall file all documents required to be filed with the Commission pursuant to Section 13, 14, or 15 of the Exchange Act within the time periods set forth in the Exchange Act and the rules and regulations thereunder.

The Chapman Co.
_________, 2000
Page 20


SECTION 6. CERTAIN COVENANTS OF THE SELLING STOCKHOLDER

     The Selling Stockholder covenants and agrees with you and the Company that:

         (a) The Selling Stockholder will pay or cause to be paid all transfer taxes payable in connection with the transfer of the Additional Shares to be sold by the Selling Stockholder to the Underwriters.

         (b) The Selling Stockholder will do and perform all things to be done and performed by the Selling Stockholder under this Agreement prior to the Closing Date and to satisfy all conditions precedent to the delivery of the Additional Shares to be sold by the Selling Stockholder pursuant to this Agreement.

SECTION 7. EXPENSES

         Whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, the Company will pay all fees, costs and expenses incident to the performance by the Company of its obligations hereunder, including: (a) the preparation, printing, filing and distribution of the EChapman Registration Statement (including the exhibits thereto), all amendments and supplements thereto and the Prospectus; (b) the preparation, printing, and issuance of the Shares including any stamp taxes and transfer agent and registrar fees payable in connection with the original issuance of the Shares; (c) the registrations or qualifications referred to in Section 1 hereof including fees and disbursements of counsel relating to such registrations or qualifications; (d) the fees and expenses of the Company's accountants and the fees and expenses of counsel for the Company; (e) the expenses of delivery to the Underwriters of copies of the Prospectus, as may be requested for use in connection with the Offering; (f) any filings required to be made by the Underwriters with the National Association of Securities Dealers, Inc.; (g) the fees and expenses of the QIU and its counsel; and (h) the fees and expenses incurred with respect to the quotation of the Shares on the Nasdaq National Market.

SECTION 8. SURVIVAL OF AGREEMENTS, REPRESENTATIONS AND WARRANTIES

         The respective indemnities of the Company, the Selling Stockholder and the Underwriters and the representations and warranties of the Company and the Selling Stockholder set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any termination or cancellation of this Agreement or any investigation by or on behalf of the Company, the Selling Stockholder or the Underwriters or any controlling person thereof, and shall survive the issuance of the Shares, and any successor or assign of each of the

The Chapman Co.
_________, 2000
Page 21


Underwriters, the Company or the Selling Stockholder or any controlling person of each of the foregoing or any legal representative of such controlling person shall be entitled to the benefit of the respective indemnities, agreements, warranties and representations.

SECTION 9. CONDITIONS OF THE UNDERWRITERS' OBLIGATIONS

         The obligations of each Underwriter hereunder are subject to the accuracy of the representations and warranties on the part of the Company and the Selling Stockholder in all material respects on the date hereof and on the Closing Date, the performance by the Company and the Selling Stockholder of their respective obligations hereunder in all material respects and to the following further conditions:

          (a) The Company shall furnish to the Underwriters on the Closing Date and on the Additional Closing Date, if any, an opinion of Venable, Baetjer and Howard, LLP, counsel for the Company, addressed to the Underwriters and dated as of the Closing Date or the Additional Closing Date, as the case may be, and in a form reasonably satisfactory to Whiteford, Taylor & Preston L.L.P., counsel for the Underwriters, stating that:

                           (i) the Company has an authorized capitalization as set forth in the Prospectus under the caption "Capitalization;" the outstanding shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable; except as disclosed in the Prospectus, to such counsel's knowledge, there are no outstanding (A) securities or obligations of the Company convertible into or exchangeable for any capital stock of the Company,
         (B) warrants, rights or options to subscribe for or purchase from the Company any such capital stock or any such convertible or exchangeable securities or obligations, or (C) obligations of the Company to issue any shares of capital stock, any such convertible or exchangeable securities or obligations, or any such warrants, rights or options;

                           (ii) the Company and each of the Chapman Entities has been duly incorporated and is validly existing as a corporation in good standing under the laws of its respective jurisdiction of incorporation with full corporate power and authority to own its respective properties and to conduct its respective business as described in the EChapman Registration Statement and the Prospectus and to execute and deliver this Agreement and the QIU Agreement;

The Chapman Co.
_________, 2000
Page 22


                           (iii) the execution, delivery and performance of this Agreement and the QIU Agreement by the Company and the consummation by the Company of the transactions contemplated under this Agreement or the QIU Agreement, as the case may be, do not and will not (A) conflict with, or result in any breach of, or constitute a default under, or constitute an event which with giving of notice, lapse of time, or both would constitute a breach of or default under, (I) any provisions of the articles of incorporation, charter or by-laws of the Company or any of the Chapman Entities, (II) to the best of such counsel's knowledge, any provision of any material license, indenture, mortgage, deed of trust, loan or credit agreement or other agreement or instrument to which the Company or any of the Chapman Entities is a party or by which any of them or their respective properties may be bound or affected, or
         (III) to the best of such counsel's knowledge, any law or regulation, including, without limitation, the Securities Laws, or any decree, judgment or order applicable to the Company or any of the Chapman Entities, except in the case of clause (I) for such conflicts, breaches or defaults which, individually or in the aggregate, would not have a material adverse effect on the assets, operations, business, prospects or condition (financial or otherwise) of the Company or any of the Chapman Entities; or (B) to such counsel's knowledge, result in the creation or imposition of any lien, charge, claim or encumbrance upon any property or assets of the Company or any of the Chapman Entities;

                           (iv) to such counsel's knowledge, no approval, authorization, consent or order of or filing with any federal or state governmental or regulatory commission, board, body, authority or agency is required in connection with the execution, delivery and performance of this Agreement and the QIU Agreement, the consummation of the transactions contemplated hereby and thereby, the sale and delivery of the Shares by the Company as contemplated hereby other than such as have been obtained or made under the Securities Act and Exchange Act, and except that such counsel need express no opinion as to any necessary qualification under the rules of the NASD or state securities laws;

                           (v) the Company is not, and upon the sale of the Shares as herein contemplated will not be an investment company required to be registered under the Investment Company Act;

                           (vi) the Shares have been duly authorized and, when the Shares have been issued by the Company and duly delivered against payment therefor as contemplated by this Agreement, the

The Chapman Co.
_________, 2000
Page 23


         Shares will be validly issued, fully paid and nonassessable, free and clear of any pledge, lien, encumbrance, security interest, mortgage or other claim whatsoever;

                           (vii) the issuance and sale of the Shares by the Company is not subject to preemptive or other similar rights arising by operation of law, under the articles of incorporation or by-laws of the Company, under any agreement known to such counsel to which the Company or any of the Chapman Entities is a party or, to the best of such counsel's knowledge, otherwise;

                           (viii) the form of certificate used to evidence the Common Stock complies in all material respects with all applicable statutory requirements, with any applicable requirements of the articles of incorporation and by-laws of the Company and the requirements of the Nasdaq National Market;

                           (ix) the EChapman Registration Statement has become effective under the Securities Act and no stop order suspending the effectiveness of the EChapman Registration Statement has been issued and, to the best of such counsel's knowledge, no proceedings with respect thereto have been commenced or threatened;

                           (x) as of the Effective Date, the EChapman
         Registration Statement and the Prospectus (except as to the financial statements and other financial and statistical data contained in such registration statements or prospectuses, as to which such counsel need express no opinion) complied as to form in all material respects with the requirements of the Securities Act and the Securities Act Regulations;

                           (xi) the statements under the captions
         "Capitalization," "Business -- Government Regulation," "Certain Transactions," "Description of Capital Stock," and "Shares Eligible for Future Sale," in the EChapman Registration Statement and the Prospectus, insofar as such statements constitute a summary of the legal matters referred to therein, constitute accurate summaries thereof in all material respects;

                           (xii) except as set forth in the Prospectus, to the best of such counsel's knowledge, there are no material legal or governmental proceedings pending or threatened against, or involving the properties of the Company or any of the Chapman Entities required to be disclosed in the Prospectus; provided that

The Chapman Co.
_________, 2000
Page 24


         for this purpose such counsel need not regard any litigation or governmental proceedings to be "threatened" unless the potential litigant or governmental authority has manifested to the Company or any of the Chapman Entities, or to their management, a present intention to initiate such proceedings;

                           (xiii) to such counsel's knowledge, there are no contracts or documents of a character which are required to be filed as exhibits to the EChapman Registration Statement or to be described or summarized in the Prospectus which have not been so filed, summarized or described;

                           (xiv) The Selling Stockholder has, and will have at the time of delivery of the Additional Shares, full legal right, power, authority and capacity, and, except as required under the Securities Act and state securities and Blue Sky laws, all necessary consents, approvals, authorizations, orders, registrations, filings, qualifications, licenses and permits of and from all public, regulatory or governmental agencies and bodies, as are required for the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby, including the sale, assignment, transfer and delivery of the Additional Shares to be sold, assigned, transferred and delivered by the Selling Stockholder hereunder; and

                           (xv) The Underwriters (assuming they are BONA FIDE purchasers within the meaning of the Uniform Commercial Code) have acquired good and marketable title to the shares being sold by the Selling Stockholder on the Additional Closing Date, free and clear of any and all claims, liens, encumbrances and security interests.

         In addition, such counsel shall state that they have participated in the preparation of the Prospectus and the EChapman Registration Statement and in conferences with officers and other representatives of the Company and representatives of the independent public accountants for the Company and with the Underwriters and the QIU at which the contents of the Prospectus and the EChapman Registration Statement and related matters were discussed and, although such counsel is not passing upon and does not assume responsibility for the accuracy, completeness or fairness of the statements contained in the Prospectus and the EChapman Registration Statement and has not made any independent investigation or verification thereof, nothing has come to their attention during the course of such participation that leads them to believe that at the time the EChapman Registration Statement became effective, the Prospectus and the EChapman Registration Statement (other than the financial

The Chapman Co.
_________, 2000
Page 25


statements and schedules and other financial and statistical data and information included therein or omitted therefrom, as to which they need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

         (b) the Underwriters shall have received, on each of the date hereof and the Closing Date, a letter dated the date hereof or such Closing Date, as the case may be, in form and substance satisfactory to the Underwriters, from Arthur Andersen LLP, independent public accountants, confirming that they are independent public accountants within the meaning of the Securities Act and the Securities Act Regulations and stating that in their opinion the financial statements examined by them and included in the EChapman Registration Statement comply in form in all material respects with the applicable accounting requirements of the Securities Act and the Securities Act Regulations; and containing the information and statements of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in the EChapman Registration Statement and the Prospectus.

         (c) No amendment or supplement to the EChapman Registration Statement or the Prospectus shall have been filed to which the Underwriters have objected in writing.

         (d) Prior to the completion of the Offering (i) no stop order suspending the effectiveness of the eChapman Registration Statement or any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus shall have been issued by the Commission, (ii) no suspension of the qualification of the Shares for offering or sale in any jurisdiction shall have occurred, and no proceeding for such suspension shall have been initiated or threatened; and (iii) the EChapman Registration Statement and the Prospectus shall not contain an untrue statement of material fact or omit to state a material fact, individually or in the aggregate, required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

         (e) Prior to the completion of the Offering (i) no stop order suspending the effectiveness of the CHI Registration Statement or the CCMHI Registration Statement or any order preventing or suspending the use of the CHI Proxy Statement/Prospectus or the CCMHI Proxy Statement/Prospectus shall have been issued by the Commission, (ii) no suspension of the qualification of the CHI Shares or the CCMHI Shares for offering or sale in any jurisdiction shall have occurred, and no proceeding for such suspension shall have been initiated or threatened; and (iii) none of the CHI Registration Statement, the CCMHI Registration Statement, the CHI Proxy Statement/Prospectus or the CCMHI Proxy

The Chapman Co.
_________, 2000
Page 26


Statement/Prospectus shall contain an untrue statement of material fact or omit to state a material fact, individually or in the aggregate, required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

         (f) Between the time of execution of this Agreement and the Closing Date (i) no material and unfavorable change in the assets, operations, business, prospects or condition (financial or otherwise) of the Company and the Chapman Entities taken as a whole, shall have occurred or become known (whether or not arising in the ordinary course of business), and (ii) no transaction which is material and unfavorable to the Company shall have been entered into by the Company or any of the Chapman Entities.

         (g) On the Effective Date, the QIU Agreement shall have been entered into and delivered by all required parties.

         (h) On or before the Closing Date, the stockholders of both CHI and CCMHI shall have approved the Mergers by the vote required under the Maryland General Corporation Law.

         (i) On or before the Closing Date, all conditions to the Mergers, other than the closing of the Offering, shall have been satisfied.

         (j) On the Closing Date, all filings required to have been made pursuant to Rules 424, 430A or 462(c)under the Securities Act have been made.

         (k) The NASD shall not have raised any objection with respect to the fairness and reasonableness of the underwriting terms and arrangements.

         (l) The Company shall, on the date hereof and at the Closing Date, deliver to the Underwriters a certificate of its president and its chief financial officer to the effect that, to each of such officer's knowledge, the representations and warranties of the Company set forth in this Agreement and the conditions set forth in paragraphs (c) through (i) inclusive of this Section 9 have been met and are true and correct as of such date.

         (m) The Company shall have furnished to the Underwriters such other documents and certificates as to the accuracy and completeness of any statement in the EChapman Registration Statement and the Prospectus, the representations, warranties and statements of the Company contained herein, and the performance by the Company of the covenants contained herein, and the fulfillment of any conditions contained herein or therein, as of the Closing Date as the Underwriters may reasonably request.

The Chapman Co.
_________, 2000
Page 27


         (n) The Company shall have performed such of its obligations under this Agreement as are to be performed by the terms hereof at or before the Closing Date.

SECTION 10. INDEMNIFICATION AND CONTRIBUTION

         (a) The Company agrees to indemnify and hold harmless each Underwriter and its directors, officers and each person, if any, who controls the Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages, liabilities and judgments (including, without limitation, any legal or other expenses incurred in connection with investigating or defending any matter, including any action, that could give rise to any such losses, claims, damages, liabilities or judgments and any amount paid in settlement of, any action, suit or proceeding commenced or any claim asserted), to which the Underwriters may become subject under the Securities Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, related to, based upon or arising out of (i) an untrue statement or alleged untrue statement of a material fact contained in the EChapman Registration Statement, the Prospectus, or any amendment or supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (ii) any breach or alleged breach by the Company of its representations, warranties and agreements contained in this Agreement.

         The Selling Stockholder agrees to indemnify and hold harmless each Underwriter and its directors, officers and each person, if any, who controls the Underwriter within the meaning of Section 15 of the Securities Act or
Section 20 of the Exchange Act to the same extent as foregoing indemnity from the Company to each Underwriter, but only with respect to (i) any breach or alleged breach by the Selling Stockholder of the representations and warranties contained in Section 2 of this Agreement or (ii) information furnished in writing by or on behalf of the Selling Stockholder expressly for use in the EChapman Registration Statement or the Prospectus.

         Each Underwriter, severally, and not jointly, agrees to indemnify and hold harmless the Company, its directors and officers who signed the EChapman Registration Statement, the Selling Stockholder, and each person, if any, who controls the Company or the Selling Stockholder within the meaning of either
Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Company to each Underwriter, but only with respect to (i) any breach or alleged breach by any Underwriter of its representations, warranties and agreements contained in this Agreement or (ii) information relating to any Underwriter furnished in writing by the Underwriter

The Chapman Co.
_________, 2000
Page 28


expressly for use in the EChapman Registration Statement, the Prospectus, or any amendment or supplement thereto.

         (b) In case any action shall be commenced involving any person in respect of which indemnity may be sought under this Section 10, such person shall promptly notify each indemnifying party in writing and such indemnifying party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to such indemnified party, and the payment of all fees and expenses of such counsel, as incurred. Any indemnified party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the employment of such counsel by such indemnified party shall have been specifically authorized in writing by the indemnifying parties, (ii) the indemnifying party shall have failed to assume the defense of such action or employ counsel reasonably satisfactory to the indemnified party, or (iii) the named parties to any such action (including any impleaded parties) include both the indemnified party and the indemnifying party, and the indemnified party shall have been advised by such counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the indemnifying party (in which case the indemnifying party shall not have the right to assume the defense of such action on behalf of the indemnified party). In any such case, the indemnifying party shall not, in connection with any one action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) for all indemnified parties and all such fees and expenses shall be reimbursed as they are incurred. Such firm shall be designated in writing by the Underwriters, in the case of parties indemnified pursuant to the first and second paragraphs of Section 10(a), and by the Company, in the case of the parties indemnified pursuant to the third paragraph of Section 10(a). The indemnifying party shall indemnify and hold harmless the indemnified party from and against any and all losses, claims, damages, liabilities and judgments by reason of any settlement of any action (i) effected with its written consent or (ii) effected without its written consent if the settlement is entered into more than twenty business days after the indemnifying party shall have received a request from the indemnified party for reimbursement for the fees and expense of counsel (in any case where such fees and expenses are at the expense of the indemnifying party) and, prior to the date of such settlement, the indemnifying party shall have failed to comply with such reimbursement request. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement or compromise of, or consent to the entry of judgment with respect to, any pending or threatened action in respect of which the indemnified party is or could have been a party and indemnity or contribution may be or could have been sought hereunder by the indemnified party, unless such settlement, compromise or

The Chapman Co.
_________, 2000
Page 29


judgment (i) includes an unconditional release of the indemnified party from all liability on claims that are or could have been the subject matter of such action and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of the indemnified party.

         (c) To the extent the indemnification provided for in Section 10(a) is unavailable to, or insufficient to hold harmless any indemnified party under
Section 10(a), in respect of any loss, claim, damage, liability or judgment referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities and judgments (i) in such proportion as is appropriate to reflect the relative benefits received by the Company, the Underwriters and the Selling Stockholder from the Offering or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, or if the indemnified party failed to give the notice required under Section 10(b), in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company, the Underwriters and the Selling Stockholder in connection with the statements or omissions that resulted in such losses, claims, damages, liabilities or judgments, as well as any other relevant equitable considerations. The relative benefits received by the Company, the Underwriters and the Selling Stockholder shall be deemed to be in the same proportion as the total net proceeds from the Offering (after deducting expenses) bear to the total fee paid to the Underwriters pursuant to Section 3. The relative fault of the Company, the Underwriters and the Selling Stockholder shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, the Underwriters or the Selling Stockholder, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

         The Company, the Underwriters and the Selling Stockholder agree that it would not be just and equitable if contribution pursuant to this Section 10(c) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or judgments referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any matter, including any action that could have given rise to such losses, claims, damages, liabilities or judgments. Notwithstanding the provisions of this Section 10, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to

The Chapman Co.
_________, 2000
Page 30


the public exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

         (d) The remedies provided for in this Section 10 are not exclusive and shall not limit any rights or remedies that may otherwise be available to any indemnified party at law or in equity.

         (e) The statements under the caption "Underwriting" in the Prospectus constitute the only information furnished to the Company in writing on behalf of the Underwriters expressly for use in the EChapman Registration Statement, the Prospectus or any amendment or supplement thereto, or any preliminary prospectus.

(f) The indemnity and contribution agreements contained in this Section 10, and the covenants, representations and warranties of the Company in this Agreement, shall remain operative and in full force and effect regardless of (i) any investigation made by or on behalf of the Underwriters or by or on behalf of any person who controls the Underwriters or (ii) any termination of this Agreement or the Offering.

         (g) Notwithstanding any other provision hereof, the liability of the Selling Stockholder under such Selling Stockholder's representations and warranties contained in Section 2 hereof and under the indemnity, contribution and reimbursement agreements contained in the provisions of this Section 10 hereof shall be limited to an amount equal to the public offering price of the stock sold by such Selling Stockholder to the Underwriters.

SECTION 11.   MISCELLANEOUS

         (a) No provisions of this Agreement may be amended or modified in any manner except by a written agreement properly authorized and executed by both parties hereto.

         (b) If any part, term or provision of this Agreement is held to be illegal, in conflict with any law or otherwise invalid, the remaining portion or portions shall be considered severable and not be affected, and the rights and obligations of the parties shall be construed and enforced as if the Agreement did not contain the particular part, term or provision held to be illegal or invalid.

         (c) Section headings in this Agreement are included for convenience only and are not to be used to construe or interpret this Agreement.

The Chapman Co.
_________, 2000
Page 31


         (d) Notices, requests, instructions and communications received by the parties at their respective principal places of business, or at such other address as a party may have designated in writing, shall be deemed to have been properly given.

         (e) This Agreement shall be governed by and shall be construed in accordance with the laws of the State of Maryland without reference to principles of conflict of law.

         (f) This Agreement has been and is made solely for the benefit of the Underwriters, the Company, the Selling Stockholder and their respective successors, executors, administrators, heirs and assigns, and the officers, directors and controlling persons referred to herein, and no other person will have any right or obligation hereunder. The term "successors" shall not include any purchaser of the Shares merely because of such purchase.

         (g) This Agreement embodies the entire agreement between the Underwriters, the Company and the Selling Stockholder relating to the subject matter hereof and supersedes all prior agreements, representations and understandings, if any, relating to the subject matter hereof.

         Please confirm that the foregoing correctly sets forth the agreement between the Underwriters, the Company and the Selling Stockholder.

                                         Very truly yours,
                                         ECHAPMAN.COM, INC

                                         By:__________________________
                                                 Nathan A. Chapman, Jr.
                                                 President

Accepted, as of the date first above
written ,on behalf of itself and as
representative of the several
Underwriters named in Schedule I hereto

THE CHAPMAN CO.                               Accepted,
                                              SELLING STOCKHOLDER

By:_____________________________________

        Nathan A. Chapman, Jr.                By:______________________________
        President                                 Nathan A. Chapman, Jr.,